UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2012 (May 30, 2012)

MGT Capital Investments, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue – Suite 204

Harrison, NY 10528

 (Address of principal executive offices, including zip code)

914-630-7431

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of MGT Capital Investments, Inc.'s (the “Company”) shareholders (the “Meeting”) was held on May 30, 2012, at the offices of Gersten Savage LLP in New York, New York.  The Company filed its definitive proxy statement for the proposals voted upon at the Meeting with the U.S. Securities and Exchange Commission on May 11, 2012 (File No. 001-32698 which can be viewed at:  www.sec.gov ).

On April 24, 2012, the record date for the Meeting, 2,105,187 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were issued and outstanding. A quorum of 1,305,980 shares of Common Stock (62%) were present or represented at the Meeting. Broker non-votes totaled 197,572. The following items of business were voted upon by the stockholders at the Meeting:

(1)	A proposal to elect/re-elect four (4) directors (H. Robert Holmes, Robert B. Ladd, Robert P. Traversa, Michael Onghai), each such director to serve until the 2013 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death. The voting results were as follows:

Name of Nominee for Director	Shares in Favor	Shares Withheld
H. Robert Holmes	1,105,719	1,189
Robert B. Ladd	1,105,719	1,489
Robert P. Traversa	1,105,719	1,489
Michael Onghai	1,105,719	1,189

(2)	A proposal to approve the appointment of EisnerAmper LLP as the Company's Independent Certified Public Accountants for the fiscal year ending December 31, 2012. The voting results were as follows:

For	Against	Abstained
1,302,729	3,123	128

(3)	A proposal to approve an amendment to the Company's Certificate of Incorporation, as amended (the “Certificate of Incorporation”) whereby the Certificate of Incorporation will be amended to authorize the issuance of 10,000,000 shares of “Blank Check” preferred stock $0.001 par value per share. The voting results were as follows:

For	Against	Abstained
1,098,656	9,252	500

The foregoing authorization in the Company's issuance of 10,000,000 shares of “Blank Check” preferred stock $0.001 par value per share will become effective upon the filing by the Company of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State.

(4)	A proposal to approve the Company’s 2012 Stock Incentive Plan. The voting results were as follows:

For	Against	Abstained
1,100,802	7,106	500

Item 9.01 Financial Statements and Exhibits

(a)          Not applicable.

(b)          Not applicable.

(c)          Not applicable.

(d)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2012	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert B. Ladd
Name: Robert B. Ladd Title: President and Chief Executive Officer